UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 25, 2013

(Date of earliest event reported: June 25, 2013)

Revlon, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 25, 2013, Revlon Consumer Products Corporation, Revlon, Inc.’s (“Revlon”) wholly owned operating subsidiary (“RCPC,” and together with Revlon, the “Company”), filed an amended registration statement on Form S-4 (the “Amended Registration Statement”) related to RCPC’s offer to exchange (the “Exchange Offer”) $500 million aggregate principal amount of the 5.75% Senior Notes due 2021 that RCPC issued in February 2013 for $500 million aggregate principal amount of RCPC’s 5.75% Senior Notes due 2021 which have been registered under the Securities Act of 1933, as amended. The Registration Statement is not yet effective.

In the Amended Registration Statement, RCPC provided an update to its previous public disclosure related to its insurance settlement arising from the June 5, 2011 fire that destroyed its facility in Venezuela and also indicated a charge recorded in connection with the Company’s facility in Venezuela. Following is the updated disclosure:

Venezuela Settlement. In connection with the June 5, 2011 fire at our facility in Venezuela, in June 2013, the Company settled its business interruption and property insurance claim for $32.0 million. The Company has received $17.9 million of insurance proceeds for its business interruption and property claim prior to December 31, 2012, and it expects to receive the remaining $14.1 million in the third quarter of 2013. The Company previously recognized $13.9 million as income from insurance recoveries in 2011 and 2012. As a result of the final settlement of the business interruption and property claim, in the second quarter of 2013 the Company recognized a gain from insurance proceeds of $18.1 million and recorded an insurance proceeds receivable of $14.1 million.

Venezuela Facility. In the second quarter of 2013, the Company recorded a $4.5 million charge for estimated costs in connection with its portion of clean-up and related costs of the destroyed Venezuelan facility.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the Company’s plans and their strategies, focus, beliefs and expectations, are forward-looking. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company’s beliefs, expectations, focus and/or plans regarding future events, including (i) the Company’s expectations to receive the remaining $14.1 million of the Venezuela insurance settlement amount in the third quarter of 2013; and (ii) the Company’s estimated costs in connection with its portion of clean-up and related costs of the destroyed Venezuelan facility. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company’s filings with the SEC, including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2013 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com), as well as reasons including: (i) unanticipated changes in the amount or timing of its receipt of the remaining Venezuela insurance settlement amount; and/or (ii) unexpected costs related to the Company’s clean-up and related activities in connection with its destroyed Venezuelan facility. Factors other than those referred to above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel

Date: June 25, 2013